SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2016
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation, and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, “Royal Wolf”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”).

TABLE OF CONTENTS
		Page

Item 8.01	Other Events	1
Item 9.01	Financial Statements and Exhibits	1

Exhibit 99.1	Press Release of Royal Wolf Holdings Limited dated July 1, 2016

i

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2016 Royal Wolf Holdings Limited announced that effective July 1, 2016 Jody Miller and Neil Littlewood were appointed to the Royal Wolf Holdings Limited board of directors, Neil Littlewood, was appointed as the Managing Director and Chief Executive Officer of Royal Wolf Holdings Limited and Robert Allan retired as the Managing Director and Chief Executive Officer of Royal Wolf Holdings Limited.

At Royal Wolf Holdings Limited Mr. Littlewood, age 55, served as the Executive General Manager, NSW and Queensland from March 2013 until December 2015 and as the Chief Operating Officer from December 2015 to June 30, 2016. Neil Littlewood was appointed to an unspecified term as the Managing Director and Chief Executive Officer of Royal Wolf Holdings Limited.

Item 8.01   Other Events

On July 1, 2016 Royal Wolf Holdings Limited announced that effective July 1, 2016 Jody Miller and Neil Littlewood were appointed to the Royal Wolf Holdings Limited board of directors, Neil Littlewood was appointed as the Managing Director and Chief Executive Officer of Royal Wolf Holdings Limited and Robert Allan retired as the Managing Director and Chief Executive Officer of Royal Wolf Holdings Limited.

A copy of the press release of Royal Wolf Holdings Limited dated July 1, 2016 is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit:

99.1           Press Release of Royal Wolf Holdings Limited dated July 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: July 7, 2016	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release of Royal Wolf Holdings Limited dated July 1, 2016

3